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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 26, 1999
                                ---------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
                                --------------
            (Exact name of registrant as specified in its charter)

             Delaware              1-7725              36-2687938
        ------------------    ----------------     -------------------
    (State of incorporation)    (Commission          (IRS Employer
                                 File No.)         Identification No.)

              6111 North River Road, Rosemont, Illinois     60018
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            (Address of principal executive offices)     (Zip code)

                                (847) 698-3000
                          --------------------------
              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Terms Agreement dated August 26, 1999 by and among the Company and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Warburg Dillon Read LLC, Barclays Capital Inc. and Credit Lyonnais Securities (USA) Inc., as Underwriters.

     4.1 Form of Specimen Global Note relating to the Company's 7 1/4% Senior Notes Due September 1, 2002.

     4.2 Form of Specimen Definitive Note relating to the Company's 7 1/4% Senior Notes Due September 1, 2002.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 7 1/4% Senior Notes Due September 1, 2002.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMDISCO, INC.


Date: September 1, 1999                 By: /s/ John J. Vosicky
                                            _________________________________

                                           Its: Executive Vice President and
                                                Chief Financial Officer
                                                -----------------------------

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